SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 1999
                                                  -----------------

                                 AUTOINFO, INC.
                  ---------------------------------------------
                    (Exact name of Registrant as specified in
                                  its charter)

        DELAWARE                    0-14786                     13-2867481
--------------------------      ----------------           --------------------
     (State or other              (Commission                 (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)

       P.O. Box 4383, Stamford, CT                            06907-0383
-------------------------------------------            -------------------------
 (Address of principal executive office)                      (Zip Code)

                                 (203) 595-0005
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.     Change in Registrant's Certifying Accountant.

            On December 23, 1999, Dworken, Hillman, LaMorte & Sterczala, P.C. was retained by the Registrant as its independent accountants.

            The decision to change accountants was approved by the Board of Directors of the Registrant. During the Registrant's two most recent fiscal years and the interim period preceding the appointment neither the registrant (nor anyone on its behalf) consulted with the newly engaged accountant regarding either:

            (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advise was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

            (ii) Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to the item 4 of Form 8-K).

            Dworken, Hillman, LaMorte & Sterczala, P.C. has advised the registrant that it agrees with the statements made by the Registrant in this report on Form 8-K.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUTOINFO, INC.


Date: April 10, 2000                    By: /s/ William Wunderlich
                                            --------------------------------
                                            William Wunderlich, President


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